UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2024

DIGITAL ALLY, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-33899	20-0064269
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

14001 Marshall Drive, Lenexa, KS 66215

(Address of Principal Executive Offices) (Zip Code)

(913) 814-7774

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.001 par value	DGLY	The Nasdaq Capital Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On April 5, 2024, Digital Ally, Inc., a Nevada corporation (the “Company”), filed with the Secretary of State of the State of Nevada an Elimination of Certificate of Designations of the Preferences, Rights and Limitations of the Series A Convertible Redeemable Preferred Stock (the “Series A Elimination Certificate”) and Elimination of Certificate of Designations of the Preferences, Rights and Limitations of the Series B Convertible Redeemable Preferred Stock (the “Series B Elimination Certificate”) in order to eliminate and cancel all designations, rights, preferences and limitations of the shares of the Company’s Series A Convertible Redeemable Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock”) and Series B Convertible Redeemable Preferred Stock, par value $0.001 per share (the “Series B Preferred Stock”). In December 2022, all 1,400,000 shares of Series A Preferred Stock that had originally been issued pursuant to the Certificate of Designations of the Preferences, Rights and Limitations of the Series A Preferred Stock of the Company (the “Series A Certificate of Designations”) and all 100,000 shares of Series B Preferred Stock that had originally been issued pursuant to the Certificate of Designations of the Preferences, Rights and Limitations of the Series B Preferred Stock of the Company (the “Series B Certificate of Designations”) were exchanged for shares of the Company’s common stock and warrants to purchase shares of the Company’s common stock. Such shares of Series A Preferred Stock and Series B Preferred Stock have resumed the status of authorized but unissued shares of preferred stock of the Company.

Prior to the filing of the Series A Elimination Certificate, none of the 1,400,000 authorized shares of Series A Preferred Stock or 100,000 authorized shares of Series B Preferred Stock were issued and outstanding, and no shares of Series A Preferred Stock or Series B Preferred Stock were to be issued subject to the Series A Certificate of Designations or Series B Certificate of Designations. The Series A Elimination Certificate and Series B Elimination Certificate became effective upon their filing with the Secretary of State of the State of Nevada.

The foregoing description of the Series A Elimination Certificate and Series B Elimination Certificate is not complete and is subject to and qualified in its entirety by reference to the Series A Elimination Certificate and Series B Elimination Certificate, copies of which are attached to this Current Report on Form 8-K as Exhibit 3.1 and 3.2, and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

3.1	Series A Elimination Certificate.
3.2	Series B Elimination Certificate
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 5, 2024

Digital Ally, Inc.

By:	/s/ Stanton E. Ross
Name:	Stanton E. Ross
Title:	Chairman and Chief Executive Officer